UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2025

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Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

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Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Prior to each year’s election of directors for the Federal Home Loan Bank of New York (the “Bank”), the Director of the Federal Housing Finance Agency (the “FHFA Director”), pursuant to federal statutory authority, designates the number of directorships for the following year for each state in the Bank’s district, including the seats up for election. For 2026, the FHFA Director has designated the number of board seats the Bank will have and the seats to be filled in the 2025 directors’ elections.

The designation will result in the elimination of the following four (4) board seats effective December 31, 2025:

•	Two (2) New York member director seats with terms expiring December 31, 2025 and December 31, 2026.
•	One (1) independent director seat with a term expiring December 31, 2025.
•	One (1) independent director seat with a term expiring December 31, 2028.

Consequently, the Bank will have a total of nine (9) member director seats and six (6) independent director seats as of January 1, 2026 down from a current total of eleven (11) member director seats and eight (8) independent director seats.

Further, there will be no member director election for the Bank’s New York members in 2025. However, this year there will be an election for one (1) member director seat representing the Bank’s New Jersey members and one (1) member director seat representing the Bank’s Puerto Rico/U.S. Virgin Islands members. There will also be a district-wide election for one (1) open independent director seat.

The Bank’s members will be receiving electronically its 2025 annual board nomination and election announcement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: July 14, 2025	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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